Exhibit 99.1
Investor Conference Presentation

NOTICE ABOUT THIS PRESENTATION ABOUT FORWARD LOOKING STATEMENTS: This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.

OVERVIEW

CORPORATE PROFILE Specialty Insurance since 1974 Based in Houston, Texas with offices across the USA and international offices in Bermuda, Spain, Ireland and the U.K. Diversified operations include Insurance Companies, Underwriting Agencies and Intermediaries Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

CORPORATE PHILOSOPHY Long Term Growth of Shareholders' Equity Capital Preservation Diversification of Operations Disciplined Underwriting Cycle Management Conservative Investments Risk Management

SHAREHOLDERS EQUITY ($ in millions) $1,500 $1,000 $500 1998 2000 2002 2004 2006 $2,000 See Notice About This Presentation

RETURN ON EQUITY 2003 16.1% 2004 15.5% 14.4% 2006 20.2% 2005 See Notice About This Presentation

GROWTH IN BOOK VALUE (per share data) See Notice About This Presentation 2003 $ 10.91 2004 $ 12.99 $15.26 2005 $18.28 2006

OPERATIONS

EXECUTIVE MANAGEMENT Frank Bramanti Age 50 CEO Edward Ellis Age 64 EVP & CFO

SENIOR MANAGEMENT Michael Schell Age 56 EVP - Property & Casualty Robert Thomas Age 43 EVP - Credit & Surety Pamela Penny Age 52 SVP - Finance Farid Nagji Age 42 EVP - Corporate Services Cory Moulton Age 38 CEO - PIA Laurence Donnelly Age 48 CEO - HCCIG Craig Kelbel Age 52 EVP - Life, A&H Barry Cook Age 46 EVP - International

OPERATIONS (Subsidiaries / Divisions) Michael Schell (Property & Casualty) Houston Casualty Company U.S. Specialty Insurance Company Avemco Insurance Company PIA HCC Global (US) Covenant Underwriters Robert Thomas (Credit & Surety) American Contractors Indemnity Company United States Surety Company HCC Credit Underwriters HCC Indemnity Guaranty Craig Kelbel (Life, Accident & Health) HCC Life Insurance Company Perico Life Insurance Company HCC Specialty Underwriters Barry Cook (International) HCC International Insurance Company HCC Europe HCC Global (International) Rattner Mackenzie

OPERATIONS (Lines of Business) Michael Schell (Property & Casualty) Aviation Directors' & Officers' Errors & Omissions Kidnap & Ransom Marine Employers Practice Liability Craig Kelbel (Life, Accident & Health) Medical Stop Loss Excess Medical Group Life Products Disability Contingency Robert Thomas (Credit & Surety) Surety Credit Financial Products Barry Cook (International) Property, Marine & Energy Directors' & Officers' Professional Indemnity Surety Credit Accident & Health

FINANCIALS

BALANCE SHEET

STRONG BALANCE SHEET Conservative Loss Reserves Strong Liquidity Low debt to total capital ratio of 13% Shareholders' Equity of $2 billion Assets of more than $7 Billion High Quality Reinsurers Low Risk Investment Portfolio

REINSURANCE RECOVERABLES ($ in millions) See Notice About This Presentation $1,170 2003 $900 $1,100 2004 2005 $1,360 2006

NET LOSS RESERVES ($ in millions) See Notice About This Presentation 2003 $700 $1,060 2004 2005 $1,530 2006

CASH FLOW ($ in millions) See Notice About This Presentation 2003 $530 2004 $670 $620 2005 $650 2006

INVESTMENT ASSETS ($ in millions) See Notice About This Presentation 2003 $1,710 2004 $2,470 $3,260 2005 $3,928 2006

1st Qtr Tax Exempt Securities 35 Short Term Investments 18 Other 5 Taxable Securities 42 Taxable Securities - 42% Average Rating - AA+ Average Maturity: 3.7 years Duration: 3.0 years Tax Exempt Securities - 35% Average Rating - AAA Average Maturity: 11.6 years Duration: 6.6 years Other 5% December 31, 2006 $3,928 million Short Term Investments - 18% CONSERVATIVE INVESTMENT PORTFOLIO

TOTAL ASSETS ($ in millions) See Notice About This Presentation 2003 $4,880 2004 $5,900 $7,030 2005 $7,630 2006

SHAREHOLDERS EQUITY ($ in millions) See Notice About This Presentation 2003 $1,050 2004 $1,330 $1,690 $2,040 2005 2006

INCOME STATEMENT

GROSS WRITTEN PREMIUM ($ in millions) See Notice About This Presentation 2003 $1,740 2004 $1,980 $2,040 2005 $2,240 2006

NET WRITTEN PREMIUM ($ in millions) See Notice About This Presentation 2003 $870 2004 $1,110 $1,500 2005 $1,810 2006

REVENUE: NET EARNED PREMIUM ($ in millions) See Notice About This Presentation 2003 $738 2004 $1,011 $1,370 2005 $1,709 2006

REVENUE: FEE & COMMISSION INCOME ($ in millions) See Notice About This Presentation 2003 $143 2004 $184 $133 2005 $137 2006

REVENUE: INVESTMENT INCOME ($ in millions) See Notice About This Presentation 2003 $47 2004 $65 $99 2005 $153 2006

TOTAL REVENUE ($ in millions) See Notice About This Presentation 2003 $942 2004 $1,285 $1,643 2005 $2,075 2006

GAAP COMBINED RATIO (* affected by catastrophes) See Notice About This Presentation 2003 90.7% 2004* 90.5% 93.2% 84.2% 2005* 2006

NET EARNINGS ($ in millions) See Notice About This Presentation 2003 $142 2004 $163 $191 2005 $342 2006

NET EARNINGS PER DILUTED SHARE (* affected by catastrophes) See Notice About This Presentation 2003 $1.47 2004* $1.65 $1.75 2005* $2.93 2006

SUMMARY

HCC KEY STRENGTHS Specialty lines only, across property, casualty, life and accident segments of the insurance industry Strong management for operations Conservative assessment of catastrophe exposures and adequate reinsurance to protect shareholders' capital No significant net loss reserve development Consistent ROE averaging 16% during past 5 years despite two years of major windstorm catastrophes Reduced exposure to reinsurance recoverables

NOTICE ABOUT THIS PRESENTATION ABOUT FORWARD LOOKING STATEMENTS: This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements. Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures.